EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kevin J. Mailey, President of The Quaker Investment Trust (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
            Section  15(d) of the  Securities  Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.


--------------------
Kevin J. Mailey
President
September 8, 2004

                                                                   EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jeffry H. King, Sr., Treasurer of The Quaker Investment Trust (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.


----------------------
Jeffry H. King, Sr.
Treasurer
September 8, 2004



This certification is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.